UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 10, 2005
                                                         -----------------

                              JACK IN THE BOX INC.

             (Exact name of registrant as specified in its charter)

        DELAWARE                    1-9390                95-2698708
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File (I.R.S. Employer Identification
      of incorporation)             Number)                   Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                       92123
--------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


                                 (858) 571-2121
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
               ------------------------------------------

     On November 11, 2005, the Board of Directors of Jack in the Box Inc. approved the form of stock option award agreement attached hereto as Exhibit
10.20 for use in granting stock options to non-employee directors pursuant to the company's shareholder-approved 2004 Stock Incentive Plan (previously filed as Exhibit 10.16 to the Jack in the Box Inc. Quarterly Report on Form 10-Q for the period ended July 4, 2004).


ITEM 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               ---------------------------------------------------------
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
               --------------------------------------------

     On November 10, 2005, Edward W. Gibbons, a member of the Board of Directors of Jack in the Box Inc. since 1985, informed the Company that he has elected to retire from the Board at the end of his current term and will not stand for reelection at the company's annual meeting in February, 2006. Mr. Gibbons serves on the Company's Finance Committee. His decision is not related to any disagreement between Mr. Gibbons and Jack in the Box Inc. on any matter relating to the Company's operations, policies or practices.

     At its meeting on November 11, 2005, the Board of Directors, acting pursuant to its Bylaws, decreased the size of the Board from nine members to eight members effective February 16, 2006.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS
               ---------------------------------

               (C)  EXHIBITS

The following exhibits are furnished with this Report:

Exhibit
  No.          Description
-----------    ---------------
10.20          The Jack in the Box Inc. Non-Employee Director Stock Option Award
               Agreement under the 2004 Stock Incentive.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                JACK IN THE BOX INC.


                                       By:      JERRY P. REBEL
                                                ----------------------------
                                                Jerry P. Rebel
                                                Executive Vice President
                                                Chief Financial Officer
                                                (Principal Financial Officer)
                                                (Duly Authorized Signatory)


                                                 Date:  November 14, 2005